UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07410

Exact name of registrant as specified in charter:
Delaware Investments® National Municipal Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders

Annual Report

Delaware Investments Closed-End Municipal Bond Funds	March 31, 2011

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Table of contents

> Portfolio management review	1

> Fund basics	4

> Sector/State allocations	5

> Statements of net assets	7

> Statements of operations	21

> Statements of changes in net assets	22

> Financial highlights	23

> Notes to financial statements	27

> Report of independent registered public accounting firm	34

> Other Fund information	35

> Board of trustees/directors and officers addendum	39

> About the organization	42

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit www.delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of March 31, 2011, and subject to change. Information is as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments Closed-End Municipal Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds
April 12, 2011

Performance preview

The fiscal year ended March 31, 2011 was generally volatile for the Funds (and for investors in tax-exempt debt in general). Municipal bonds were under considerable selling pressure during the later parts of the fiscal year, driven primarily by fears about the credit worthiness of the municipal bond market, as well as technical developments that affected bond supply. Despite a fiscal year that ended in a flurry of headwinds, municipal bonds posted a cumulative gain of slightly more than 1.5% for the period (as measured by the Barclays Capital Municipal Bond Index).

National economic environment

During the fiscal year, the U.S. economy continued to emerge from its biggest downturn in seven decades, albeit relatively slowly. As the Funds’ fiscal year got under way, U.S. economic growth softened, with gross domestic product (a measure of the economy’s production of goods and services) slipping from an annualized rate of 3.7% in the first quarter of 2010 to just 1.7% in the second quarter. The grim economic situation was reflected in the national unemployment rate, which stood at 9.7% at the start of the fiscal year.

Several factors contributed to sluggish economic performance, among them:
  Many investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in government spending could exacerbate declining economic growth.

  The U.S. housing market’s glut of supply continued to weigh on home prices in many parts of the country.

  State and local governments, whose spending makes up a sizeable component of GDP, largely cut back expenditures to meet big budget shortfalls.
GDP data moderately improved as the fiscal year went on, with the economy growing at an annual rate of 2.6% in the third quarter of 2010 and 2.8% in the final three months of that year. The employment picture, while still generally challenging, began to improve as well, finishing the Funds’ fiscal year at 8.9%.

Data: Bloomberg, Lipper, U.S. Department of Commerce

Municipal market trends

For the first two quarters of the Funds’ fiscal year, the municipal bond market enjoyed relatively strong performance, echoing the positive trends of 2009. The municipal bond market benefited from several factors, including:
  Low inflation and declining interest rates provided a generally favorable climate for fixed-income securities.

  The popular Build America Bond (BAB) program continued to divert supply away from the traditional tax-exempt bond market and toward the taxable bond market.

  In this environment of reduced supply of tax-exempt securities, demand remained strong, especially for lower-rated, higher-yielding issues.
In November 2010, conditions in the tax-exempt bond market deteriorated suddenly, as many investors became increasingly concerned about the potential for inflation to put downward pressure on bond prices. Concerns were heightened by several developments, including the Federal Reserve’s announcement that it would engage in another round of quantitative easing, in which it plans to purchase $600 billion of Treasury securities, in order to further spur economic growth.

Meanwhile, several other events inhibited the municipal bond market:
  With the BAB program facing expiration at the end of 2010, many investors realized that supply of tax-exempt bonds could potentially increase markedly.

  Negative sentiment grew about the fiscal health of state and local governments.
(continues)     1

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds
  Significant gains in the number of Republican seats in Congress led many investors to envision a less friendly environment for federal aid to help states manage their budget challenges.

  An extension of Bush-era tax cuts led some investors to view the tax advantage of municipal bonds less favorably.
This confluence of factors precipitated dramatic investment outflows from municipal bond funds in the final months of 2010 and early 2011, reversing the tremendous inflows seen during the market’s run-up in much of 2010. In turn, these outflows put downward pressure on municipal bond prices.

Fund positioning

When the Funds’ fiscal year began, we maintained a modest emphasis on lower-rated, longer-dated securities, using our research capabilities to help identify those securities we believed offered good value relative to their risk. This approach generally worked well; within each of the Funds, these types of securities generally added to performance.

Unfortunately, this approach hampered the Funds’ returns relative to their benchmark index when market conditions deteriorated in the final months of the fiscal year. As investors’ confidence in the tax-exempt bond market generally waned, securities with heightened credit risk (such as lower-rated bonds) or interest-rate risk (namely, bonds with longer maturity dates) underperformed their higher-rated, shorter-dated counterparts.

As the Funds’ fiscal year came to a close, we faced the need to make a decision about current market conditions — whether to treat them as a passing storm or as a fundamental change that warranted a shift in approach. We concluded that the increased volatility in the municipal bond environment at least required us to position the Funds somewhat more conservatively. This resulted in an increased focus on intermediate-maturity bonds with higher credit ratings, and a reduction of exposure to longer-dated, lower-rated bonds where appropriate.

Performance effects

Our conservative positioning was consistent with our overall philosophy of managing the Funds with an emphasis on preserving principal. We were willing to be somewhat more conservative than some other municipal bond managers (perhaps sacrificing a bit of performance potential) in an attempt to avoid greater losses during particularly difficult market downturns.

On an individual security basis, the Funds often saw good results from the types of bonds that outperformed for the fiscal year; namely, bonds with shorter maturities and relatively higher credit ratings. Within Delaware Investments Arizona Municipal Income Fund, Inc., for instance, bonds with relatively shorter maturities led the way, including bonds issued by the University of Arizona (maturing in 2018) as well as housing bonds issued by the City of Phoenix (maturing in 2020).

Leading contributors also included prerefunded bonds, which are very high-quality, short-duration bonds. (When a bond is prerefunded, the issuer has secured the bond’s principal value by holding some type of risk-free asset — typically Treasurys — in an escrow account). Within Delaware Investments Colorado Municipal Income Fund, Inc., prerefunded bonds issued by the University of Denver and by the Denver Convention Center Hotel Authority were among the Fund’s leading contributors.

Similar to the Colorado Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc. benefited from holdings in prerefunded bonds that raised money for civic projects, as bonds for the St. Paul civic center were among its strongest contributors.

Leading contributors within Delaware Investments National Municipal Income Fund included bonds issued in New York that were backed by American Airlines (in an arrangement commonly known as an industrial development revenue bond) and an energy bond issued in Iowa by the state’s Authority for Interstate Power. Both bonds advanced by more than 5%.

Across all four Funds, the weakest contributors to overall return included bonds issued by the Commonwealth of Puerto Rico. These bonds, which are widely held and are highly liquid, came under tremendous selling pressure during the last half of the Funds’ fiscal year. In a sense, the characteristics that make Puerto Rico bonds desirable were the very characteristics that worked against them: They became the instrument of choice for municipal bond investors seeking to raise cash. (This was particularly true for mutual fund managers who needed to satisfy investor redemptions.) The resulting decline in bond prices was widespread and difficult to control, and it was a good example of the dislocation that municipal markets were suffering through.

As in prior reporting periods, we continued to follow our basic investment philosophy and management approach. We believe successful municipal bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security we include in the Funds to help ensure our comfort level with its financial position and to feel confident that, in our view, any risks are more than offset by the potential income provided by the bond.

Fund basics

Delaware Investments
Arizona Municipal Income Fund, Inc.

As of March 31, 2011

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$40 million

Number of holdings
60

Fund start date
Feb. 26, 1993

CUSIP number
246100101

Delaware Investments
Colorado Municipal Income Fund, Inc.

As of March 31, 2011

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$65 million

Number of holdings
62

Fund start date
July 29, 1993

CUSIP number
246101109

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

As of March 31, 2011

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$158 million

Number of holdings
103

Fund start date
Feb. 26, 1993

CUSIP number
24610V103

Delaware Investments
National Municipal Income Fund

As of March 31, 2011

Fund objective
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets
$31 million

Number of holdings
80

Fund start date
Feb. 26, 1993

CUSIP number
24610T108

Sector/State allocations

As of March 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Arizona Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	93.71%
Corporate-Backed Revenue Bonds	6.13%
Education Revenue Bonds	11.93%
Electric Revenue Bonds	11.00%
Healthcare Revenue Bonds	17.28%
Housing Revenue Bond	0.48%
Lease Revenue Bonds	6.50%
Local General Obligation Bonds	5.71%
Pre-Refunded Bonds	3.28%
Special Tax Revenue Bonds	15.34%
State General Obligation Bond	0.81%
Transportation Revenue Bonds	6.17%
Water & Sewer Revenue Bonds	9.08%
Short-Term Investments	4.52%
Total Value of Securities	98.23%
Receivables and Other Assets Net of Liabilities	1.77%
Total Net Assets	100.00%

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	98.57%
Corporate-Backed Revenue Bonds	5.78%
Education Revenue Bonds	9.68%
Electric Revenue Bonds	8.55%
Healthcare Revenue Bonds	18.84%
Housing Revenue Bonds	7.96%
Lease Revenue Bonds	6.33%
Local General Obligation Bonds	10.13%
Pre-Refunded/Escrowed to Maturity Bonds	20.51%
Special Tax Revenue Bonds	4.08%
State General Obligation Bond	0.70%
Transportation Revenue Bonds	5.09%
Water & Sewer Revenue Bond	0.92%
Short-Term Investments	0.57%
Total Value of Securities	99.14%
Receivables and Other Assets Net of Liabilities	0.86%
Total Net Assets	100.00%

Delaware Investments
Colorado Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	94.95%
Corporate-Backed Revenue Bond	1.17%
Education Revenue Bonds	20.05%
Electric Revenue Bonds	7.00%
Healthcare Revenue Bonds	10.18%
Housing Revenue Bonds	2.69%
Lease Revenue Bonds	5.14%
Local General Obligation Bonds	8.41%
Pre-Refunded Bonds	15.76%
Special Tax Revenue Bonds	11.34%
State General Obligation Bonds	5.54%
Transportation Revenue Bonds	2.50%
Water & Sewer Revenue Bonds	5.17%
Short-Term Investments	3.56%
Total Value of Securities	98.51%
Receivables and Other Assets Net of Liabilities	1.49%
Total Net Assets	100.00%

(continues)     5

Sector/State allocations

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
National Municipal Income Fund

Percentage
Sector	of Net Assets
Municipal Bonds	94.07%
Corporate-Backed Revenue Bonds	10.56%
Education Revenue Bonds	14.08%
Healthcare Revenue Bonds	15.72%
Housing Revenue Bonds	6.39%
Lease Revenue Bonds	2.41%
Local General Obligation Bonds	3.73%
Special Tax Revenue Bonds	20.08%
State General Obligation Bonds	5.74%
Transportation Revenue Bonds	11.45%
Water & Sewer Revenue Bonds	3.91%
Short-Term Investments	4.58%
Total Value of Securities	98.65%
Receivables and Other Assets Net of Liabilities	1.35%
Total Net Assets	100.00%

State	(as a % of fixed income investments)
Arizona	1.93%
California	8.78%
Colorado	0.90%
Florida	22.89%
Georgia	2.36%
Hawaii	0.87%
Illinois	2.65%
Iowa	1.79%
Kansas	0.47%
Louisiana	0.85%
Maryland	3.11%
Massachusetts	7.50%
Missouri	2.42%
New Hampshire	1.04%
New Jersey	2.75%
New Mexico	1.49%
New York	13.72%
Ohio	3.72%
Oregon	0.44%
Pennsylvania	9.94%
Puerto Rico	4.73%
Texas	2.85%
Virginia	2.04%
Washington D.C.	0.76%
Total	100.00%

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

March 31, 2011

	Principal
	Amount	Value
Municipal Bonds – 93.71%
Corporate-Backed Revenue Bonds – 6.13%
• Maricopa County Pollution
Control Revenue
(Public Service - Palo Verde Project)
Series B 5.20% 6/1/43	$500,000	$491,035
• Navajo County Pollution Control
Revenue (Public Service -
Cholla Project) Series D
5.75% 6/1/34	500,000	544,660
Pima County Industrial Development
Authority Pollution Control Revenue
(Tucson Electric Power)
5.75% 9/1/29	250,000	247,718
Series A
4.95% 10/1/20	500,000	481,255
5.25% 10/1/40	400,000	346,416
Salt Verde Financial Senior Gas
Revenue 5.00% 12/1/37	400,000	327,896
		2,438,980
Education Revenue Bonds – 11.93%
Arizona Board of Regents System
Revenue (University of Arizona)
Series A 5.00% 6/1/39	500,000	487,790
Series 2008A 5.00% 6/1/18	150,000	168,881
Arizona Health Facilities Authority
Education Facilities Revenue
(Kirksville College)
5.125% 1/1/30	500,000	468,195
Glendale Industrial Development
Authority Revenue
(Midwestern University)
5.00% 5/15/31	350,000	323,232
5.125% 5/15/40	300,000	274,023
Northern Arizona University Certificates
of Participation (Northern Arizona
University Research Projects)
5.00% 9/1/30 (AMBAC)	1,000,000	920,030
Pima County Industrial Development
Authority Educational Revenue
(Tucson Country Day School Project)
5.00% 6/1/37	500,000	356,675
South Campus Group Housing
Revenue (Arizona State University
South Campus Project)
5.625% 9/1/35 (NATL-RE)	1,000,000	931,050
University of Puerto Rico System
Revenue Series Q 5.00% 6/1/36	1,000,000	817,400
		4,747,276
Electric Revenue Bonds – 11.00%
Puerto Rico Electric Power
Authority Revenue
Series TT 5.00% 7/1/37	100,000	83,966
Series WW 5.50% 7/1/38	200,000	180,224
Series XX 5.25% 7/1/40	805,000	695,480
Series ZZ 5.25% 7/1/26	400,000	380,612
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
Series A
5.00% 1/1/31	770,000	772,433
5.00% 1/1/39	1,000,000	981,520
Series B 5.00% 1/1/25	1,250,000	1,281,837
		4,376,072
Healthcare Revenue Bonds – 17.28%
Arizona Health Facilities Authority
Revenue (Banner Health)
Series D 5.50% 1/1/21	500,000	527,600
(Catholic Healthcare West)
Series D 5.00% 7/1/28	500,000	468,625
Glendale Industrial Development
Authority Health Facilities Revenue
(John C. Lincoln Health)
5.00% 12/1/42	1,000,000	792,900
Maricopa County Industrial
Development Authority Health
Facilities Revenue (Catholic
Healthcare West) Series A
5.25% 7/1/32	400,000	367,344
6.00% 7/1/39	500,000	497,920
Scottsdale Industrial Development
Authority Hospital Revenue
(Scottsdale Healthcare)
Series A 5.25% 9/1/30	500,000	470,400
University Medical Center Hospital Revenue
5.00% 7/1/33	1,000,000	858,260
5.00% 7/1/35	500,000	422,435
6.50% 7/1/39	500,000	509,190
Yavapai County Industrial Development
Authority Revenue (Yavapai
Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,960,819
		6,875,493
Housing Revenue Bond – 0.48%
Puerto Rico Housing Finance
Authority Subordinated-Capital
Fund Modernization
5.50% 12/1/18	175,000	189,186
		189,186
Lease Revenue Bonds – 6.50%
Arizona Certificates of Participation
Department Administration Series A
5.25% 10/1/25 (AGM)	500,000	510,130
Arizona Game & Fishing Department
& Commission Revenue
(AGF Administration Building Project)
5.00% 7/1/26	640,000	636,237
Nogales Municipal Development
Authority Revenue
5.00% 6/1/30 (AMBAC)	500,000	457,560

(continues)     7

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Pima County Industrial Development
Authority Revenue (Metro Police
Facility - Nevada Project)
Series A
5.25% 7/1/31	$500,000	$499,955
5.375% 7/1/39	500,000	481,340
		2,585,222
Local General Obligation Bonds – 5.71%
• Gila County Unified School District #10
(Payson School Improvement
Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	500,000	506,865
Maricopa County Elementary
School District #6 (Washington
Elementary) Series A
5.375% 7/1/13 (AGM)	1,250,000	1,365,625
Scottsdale 5.00% 7/1/21	350,000	397,782
		2,270,272
§Pre-Refunded Bonds – 3.28%
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue Series A
5.00% 1/1/31-12	230,000	240,341
Southern Arizona Capital Facilities
Finance (University of Arizona
Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,063,850
		1,304,191
Special Tax Revenue Bonds – 15.34%
Flagstaff Aspen Place at the Sawmill
Improvement District Revenue
5.00% 1/1/32	385,000	372,653
Gilbert Public Facilities Municipal
Property Revenue 5.00% 7/1/25	500,000	510,465
Glendale Municipal Property Series A
5.00% 7/1/33 (AMBAC)	2,000,000	2,000,060
Marana Tangerine Farms Road
Improvement District Revenue
4.60% 1/1/26	873,000	827,377
Peoria Municipal Development
Authority Revenue (Senior Lien &
Subordinate Lien)
5.00% 1/1/18	1,085,000	1,196,082
Puerto Rico Sales Tax Financing
Revenue First Subordinate Series C
6.00% 8/1/39	300,000	297,225
Queen Creek Improvement District #1
5.00% 1/1/32	1,000,000	899,640
		6,103,502
State General Obligation Bond – 0.81%
Puerto Rico Commonwealth
(Public Improvement) Series C
6.00% 7/1/39	335,000	321,774
		321,774
Transportation Revenue Bonds – 6.17%
Phoenix Civic Improvement
Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	500,000	489,045
(Senior Lien) Series B 5.25%
7/1/27 (NATL-RE) (FGIC) (AMT)	2,000,000	1,966,580
		2,455,625
Water & Sewer Revenue Bonds – 9.08%
Guam Government Waterworks
Authority 5.625% 7/1/40	390,000	336,484
Phoenix Civic Improvement
Wastewater Systems
Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	850,000	920,278
5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,001,410
Series A 5.00% 7/1/39	900,000	889,857
Scottsdale Water & Sewer Revenue
5.00% 7/1/19	400,000	463,800
		3,611,829
Total Municipal Bonds
(cost $38,673,686)		37,279,422

Short-Term Investments – 4.52%
¤Variable Rate Demand Notes – 4.52%
Apache County Industrial
Development Authority Revenue
0.22% 12/15/18
(LOC-Bank of New York)	800,000	800,000
Arizona Health Facilities Authority
0.22% 7/1/35 (LOC-JPMorgan
Chase Bank)	1,000,000	1,000,000
Total Short-Term Investments
(cost $1,800,000)		1,800,000

Total Value of Securities – 98.23%
(cost $40,473,686)		39,079,422
Receivables and Other Assets
Net of Liabilities – 1.77%		704,458
Net Assets Applicable to 2,982,200
Shares Outstanding; Equivalent to
$13.34 Per Share – 100.00%		$39,783,880

Components of Net Assets at March 31, 2011:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$40,651,205
Undistributed net investment income		461,800
Accumulated net realized gain on investments		65,139
Net unrealized depreciation of investments		(1,394,264)
Total net assets		$39,783,880

•	Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

See accompanying notes, which are an integral part of the financial statements.

(continues)     9

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.
March 31, 2011

	Principal
	Amount	Value
Municipal Bonds – 94.95%
Corporate-Backed Revenue Bond – 1.17%
Public Authority for Colorado Energy
Natural Gas Revenue
Series 2008 6.50% 11/15/38	$750,000	$755,700
		755,700
Education Revenue Bonds – 20.05%
Boulder County Development Revenue
(University Corporation for
Atmospheric Research)
5.00% 9/1/26 (NATL-RE)	3,000,000	3,001,589
Colorado Board of Governors
Revenue (Colorado State University
System) Series A 5.00% 3/1/39	700,000	684,005
Colorado Educational & Cultural
Facilities Authority Revenue
(Bromley Charter School Project)
5.25% 9/15/32 (XLCA)	1,000,000	921,550
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XCLA)	3,000,000	2,661,059
(Littleton Charter School Project)
4.375% 1/15/36 (CIFG)	1,200,000	910,188
(Student Housing - Campus
Village Apartments)
5.00% 6/1/23	1,065,000	1,079,548
(Student Housing - University of
Northern Colorado) Series A
5.00% 7/1/31 (NATL-RE)	2,500,000	2,229,125
University of Colorado Enterprise
Systems Revenue Series A
5.375% 6/1/38	750,000	758,835
Western State College 5.00% 5/15/34	750,000	726,968
		12,972,867
Electric Revenue Bonds – 7.00%
Colorado Springs Utilities System
Improvement Revenue Series C
5.50% 11/15/48	750,000	763,913
Platte River Power Authority
Revenue Series HH 5.00% 6/1/28	1,500,000	1,559,534
Puerto Rico Electric Power
Authority Revenue
Series TT 5.00% 7/1/37	685,000	575,167
Series WW 5.50% 7/1/38	300,000	270,336
Series XX 5.25% 7/1/40	750,000	647,963
Series ZZ 5.25% 7/1/26	750,000	713,648
		4,530,561
Healthcare Revenue Bonds – 10.18%
Aurora Hospital Revenue (Children’s
Hospital Association Project)
Series A 5.00% 12/1/40	500,000	438,540
Colorado Health Facilities
Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	680,550
Series D 6.125% 10/1/28	750,000	799,823
(Evangelical Lutheran Good
Samaritan Society)
5.25% 6/1/23	1,000,000	1,004,860
Series A 6.125% 6/1/38	750,000	751,095
(Total Longterm Care)
Series A 6.00% 11/15/30	400,000	372,940
Colorado Springs Hospital Revenue
6.25% 12/15/33	750,000	771,705
Denver Health & Hospital Authority
Revenue (Recovery Zone Facilities)
5.625% 12/1/40	750,000	679,545
University of Colorado Hospital
Authority Revenue Series A
5.00% 11/15/37	500,000	426,845
6.00% 11/15/29	650,000	659,555
		6,585,458
Housing Revenue Bonds – 2.69%
Colorado Housing & Finance
Authority (Single Family
Mortgage – Class 1) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	425,000	433,730
Puerto Rico Housing Finance Authority
Subordinated-Capital Fund
Modernization
5.125% 12/1/27	1,000,000	981,260
5.50% 12/1/18	300,000	324,318
		1,739,308
Lease Revenue Bonds – 5.14%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	630,000	629,175
Glendale Certificates of Participation
5.00% 12/1/25 (XLCA)	1,500,000	1,506,135
• Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	730,737
Regional Transportation District
Certificates of Participation
Series A 5.375% 6/1/31	460,000	460,294
		3,326,341
Local General Obligation Bonds – 8.41%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
6.00% 12/1/28	600,000	664,122
Arapahoe County Water &
Wastewater Public Improvement
District Series A
5.125% 12/1/32 (NATL-RE)	635,000	605,015
Boulder, Larimer & Weld Counties St.
Vrain Valley School District No. Re-1J
5.00% 12/15/33	750,000	763,628

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Bowles Metropolitan District
5.00% 12/1/33 (AGM)	$2,000,000	$1,897,239
Denver City & County School District
#1 Series A 5.00% 12/1/29	240,000	249,526
Jefferson County Colorado School District
#R-1 5.25% 12/15/24	750,000	846,945
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	414,590
		5,441,065
§Pre-Refunded Bonds – 15.76%
Colorado Educational & Cultural
Facilities Authority
(University of Colorado Foundation
Project) 5.00% 7/1/27-12 (AMBAC)	3,900,000	4,112,589
(University of Denver Project) Series B
5.25% 3/1/35-16 (FGIC)	1,000,000	1,171,650
Denver Convention Center Hotel
Authority Revenue Senior Lien Series A
5.00% 12/1/33-13 (XCLA)	3,000,000	3,304,500
Westminster Building Authority
Certificates of Participation
5.25% 12/1/22-11 (NATL-RE)	1,555,000	1,604,496
		10,193,235
Special Tax Revenue Bonds – 11.34%
Denver Convention Center Hotel
Authority Revenue
5.00% 12/1/35 (XLCA)	1,575,000	1,220,987
Denver International Business Center
Metropolitan District No.1
5.00% 12/1/30	650,000	583,791
Puerto Rico Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	750,000	671,288
Puerto Rico Sales Tax Financing
Revenue First Subordinate
Series A 5.75% 8/1/37	590,000	568,282
Series C 6.00% 8/1/39	500,000	495,375
Regional Transportation District
Revenue (Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,134,538
4.50% 11/1/36 (AGM)	3,000,000	2,663,909
		7,338,170
State General Obligation Bonds – 5.54%
Guam Government Series A
7.00% 11/15/39	750,000	771,390
Puerto Rico Commonwealth
(Public Improvement)
Series A 5.50% 7/1/19 (NATLE-RE)	2,250,000	2,325,870
Series C 6.00% 7/1/39	505,000	485,063
		3,582,323
Transportation Revenue Bonds – 2.50%
Denver City & County Airport System
Revenue Series A 5.25% 11/15/36	750,000	727,357
E-470 Public Highway Authority
Revenue Series C 5.25% 9/1/25	310,000	279,171
Regional Transportation District
Revenue (Denver Transit Partners)
6.00% 1/15/41	675,000	611,894
		1,618,422
Water & Sewer Revenue Bonds – 5.17%
Colorado Water Resources & Power
Development Authority Revenue
(Parker Water & Sanitation
District) Series D
5.125% 9/1/34 (NATL-RE)	1,500,000	1,377,405
5.25% 9/1/43 (NATL-RE)	2,000,000	1,795,820
Guam Government Waterworks
Authority Revenue 5.625% 7/1/40	195,000	168,242
		3,341,467
Total Municipal Bonds
(cost $63,474,336)		61,424,917

Short-Term Investments – 3.56%
¤Variable Rate Demand Notes – 3.56%
Colorado Educational & Cultural
Facilities Authority Revenue
(National Jewish Federation)
Series A-8 0.23% 9/1/35
(LOC-Bank of America N.A.)	1,500,000	1,500,000
Series A-12 0.23% 2/1/38
(LOC-Bank of America N.A.)	800,000	800,000
Total Short-Term Investments
(cost $2,300,000)		2,300,000

Total Value of Securities – 98.51%
(cost $65,774,336)		63,724,917
Receivables and Other Assets
Net of Liabilities – 1.49%		964,456
Net Assets Applicable to 4,837,100
Shares Outstanding; Equivalent to
$13.37 Per Share – 100.00%		$64,689,373

Components of Net Assets at March 31, 2011:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$66,918,121
Undistributed net investment income		323,399
Accumulated net realized loss on investments		(502,728)
Net unrealized depreciation of investments		(2,049,419)
Total net assets		$64,689,373

(continues)       11

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.

•	Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

¤
Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
CIFG — Insured by CDC IXIS Financial Guaranty
FGIC — Insured by Financial Guaranty Insurance Company
FHA — Federal Housing Administration
HUD — Housing and Urban Development Section 8
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
VA — Veterans Administration Collateral
XLCA — Insured by XL Capital Assurance

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments Minnesota Municipal Income Fund II, Inc.
March 31, 2011

	Principal
	Amount	Value
Municipal Bonds – 98.57%
Corporate-Backed Revenue Bonds – 5.78%
Cloquet, Pollution Control Revenue
(Potlatch Project) 5.90% 10/1/26	$5,500,000	$4,914,580
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	3,325,000	3,257,536
Sartell Environmental Improvement
Revenue (International Paper)
Series A 5.20% 6/1/27	1,000,000	938,510
		9,110,626
Education Revenue Bonds – 9.68%
Minnesota Higher Education
Facilities Authority Revenue
5.25% 12/1/35	1,000,000	954,710
(Augsburg College) Series 6-J1
5.00% 5/1/28	1,500,000	1,446,495
(Carleton College)
Series D 5.00% 3/1/30	1,120,000	1,151,270
Series 6-T 5.00% 1/1/28	1,000,000	1,036,120
(College of St. Benedict)
Series 5-W 5.00% 3/1/20	2,000,000	2,023,220
(St. Mary’s University) Series 5-U
4.80% 10/1/23	1,400,000	1,392,972
(University of St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,248,673
Series 7-A 5.00% 10/1/39	1,000,000	963,970
University Minnesota
Series A 5.25% 4/1/29	1,000,000	1,071,770
Series C 5.00% 12/1/19	1,290,000	1,468,678
University of Minnesota Special
Purpose Revenue (State
Supported Biomed Science)
Series C 5.00% 8/1/35	1,040,000	1,048,029
University of the Virgin Islands
Series A 5.375% 6/1/34	500,000	449,590
		15,255,497
Electric Revenue Bonds – 8.55%
Chaska Electric Revenue
(Generating Facilities) Series A
5.25% 10/1/25	250,000	254,910
Minnesota Municipal Power Agency
Electric Revenue Series A
5.00% 10/1/34	1,900,000	1,821,454
5.25% 10/1/19	1,610,000	1,696,634
Puerto Rico Electric Power Authority
Revenue Series XX
5.25% 7/1/40	1,645,000	1,421,198
Southern Minnesota Municipal
Power Agency Supply
Revenue Series A
5.25% 1/1/14 (AMBAC)	3,000,000	3,297,630
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/30 (NATL-RE)	5,000,000	4,981,550
		13,473,376
Healthcare Revenue Bonds – 18.84%
Bemidji Health Care Facilities
Revenue (North Country
Health Services)
5.00% 9/1/24 (RADIAN)	1,500,000	1,441,800
Fergus Falls Health Care Facilities
Revenue (Lake Region Healthcare)
5.00% 8/1/30	1,000,000	913,080
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/25	2,000,000	1,863,460
Maple Grove Health Care Facilities
Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,000,000	893,250
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	600,000	640,752
Series B 6.50% 11/15/38
(ASSURED GTY)	295,000	309,493
Series D 5.00% 11/15/34
(AMBAC)	2,000,000	1,804,980
Minneapolis Revenue (National
Marrow Donor Program Project)
4.875% 8/1/25	1,000,000	940,870
Minneapolis & St. Paul Minnesota
Housing & Redevelopment
Authority Health Care Facilities
(Children’s Hospital)
Series A1 5.00% 8/15/34 (AGM)	500,000	465,750
Minnesota Agricultural & Economic
Development Board Revenue
(Fairview Health Care System)
Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	100,000	100,003
6.375% 11/15/29	195,000	195,566
Rochester Health Care & Housing
Revenue (Samaritan Bethany)
Series A 7.375% 12/1/41	1,220,000	1,207,385
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,402,924
St. Cloud Health Care System
Revenue (Centracare Health
System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,483,425
Series A 5.125% 5/1/30	2,125,000	2,055,831
St. Louis Park Health Care
Facilities Revenue
(Park Nicollet Health Services)
5.75% 7/1/39	1,500,000	1,406,580
Series C 5.50% 7/1/23	1,000,000	1,019,660

(continues)       13

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment
Authority Health Care Revenue
(Allina Health System)
Series A 5.00% 11/15/18
(NATL-RE)	$1,380,000	$1,488,661
Series A-1 5.25% 11/15/29	1,395,000	1,393,270
(Franciscan Health Elderly
Housing Project)
5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,624,454
(Health East Project)
6.00% 11/15/35	2,000,000	1,686,620
(Health Partners Obligation
Group Project) 5.25% 5/15/36	2,000,000	1,775,740
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	944,040
(Senior Carondelet Village
Project) Series A 6.00% 8/1/42	770,000	701,532
Winona Health Care Facilities
Revenue (Winona Health
Obligated Group) 5.00% 7/1/23	1,010,000	949,036
		29,708,162
Housing Revenue Bonds – 7.96%
Chanhassen Multifamily Housing
Revenue (Heritage Park
Apartments Project)
6.20% 7/1/30 (FHA) (HUD) (AMT)	1,105,000	1,105,508
Minneapolis Multifamily
Housing Revenue
•(Gaar Scott Loft Project)
5.95% 5/1/30 (AMT)
(LOC-U.S. Bank N.A.)	880,000	881,126
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	705,000	705,049
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	2,000,000	1,971,721
(Sumner Housing Project)
Series A 5.15% 2/20/45
(GNMA) (AMT)	2,000,000	1,852,500
Minnesota State Housing Finance
Agency Revenue
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	927,710
Series D 5.95% 2/1/18 (NATL-RE)	120,000	120,494
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,390,000	1,349,370
•Series D 4.75% 7/1/32 (AMT)	1,000,000	856,250
Series I 5.15% 7/1/38 (AMT)	725,000	674,830
Series L 5.10% 7/1/38 (AMT)	1,495,000	1,381,216
Washington County Housing &
Redevelopment Authority
Revenue (Woodland Park
Apartments Project)
4.70% 10/1/32	750,000	727,290
		12,553,064
Lease Revenue Bonds – 6.33%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24	205,000	222,148
5.20% 2/1/29	410,000	445,137
Puerto Rico Public Buildings
Authority Revenue Un-Refunded
Balance (Guaranteed
Government Facilities)
Series D 5.25% 7/1/27	530,000	494,782
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,423,947
5.25% 12/1/27	2,800,000	2,831,164
(Robert Street Office
Building Project) Series 3-11
5.00% 12/1/27	2,000,000	2,022,480
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	650,400
5.375% 10/1/30	965,000	893,088
		9,983,146
Local General Obligation Bonds – 10.13%
Dakota County Community
Development Agency
(Senior Housing Facilities)
Series A 5.00% 1/1/23	1,100,000	1,138,082
Hopkins Independent School District
#270 5.00% 2/1/28	1,000,000	1,055,180
Minneapolis Special School District
#1 5.00% 2/1/19 (AGM)	1,175,000	1,240,072
Morris Independent School District
#769 5.00% 2/1/28 (NATL-RE)	3,750,000	3,988,800
Rocori Independent School District
#750 (School Building) Series B
5.00% 2/1/22	1,010,000	1,104,354
5.00% 2/1/24	1,075,000	1,152,002
5.00% 2/1/25	1,115,000	1,184,977
5.00% 2/1/26	1,155,000	1,219,622
Washington County Housing &
Redevelopment Authority Series B
5.50% 2/1/22 (NATL-RE)	1,705,000	1,746,892
5.50% 2/1/32 (NATL-RE)	2,140,000	2,146,570
		15,976,551
§Pre-Refunded/Escrowed to Maturity Bonds – 20.51%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24-14	295,000	319,677
5.20% 2/1/29-14	590,000	640,563

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
Dakota-Washington Counties
Housing & Redevelopment
Authority Revenue
(Bloomington Single Family
Residential Mortgage)
Series B 8.375% 9/1/21
(GNMA) (FHA) (VA) (AMT)	$7,055,000	$9,364,524
Southern Minnesota Municipal
Power Agency Supply
Revenue Refunding
Series A 5.75% 1/1/18-13	3,715,000	3,978,319
Series B 5.50% 1/1/15 (AMBAC)	390,000	401,755
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.25% 7/1/30-14	1,250,000	1,408,525
St. Paul Housing & Redevelopment
Authority Sales Tax
(Civic Center Project)
5.55% 11/1/23	2,300,000	2,488,393
5.55% 11/1/23 (NATL-RE) (IBC)	4,200,000	4,544,022
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,113,157
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,565,280
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 6.625% 1/1/16	1,315,000	1,501,401
		32,325,616
Special Tax Revenue Bonds – 4.08%
Minneapolis Community Planning
& Economic Development
Department (Limited Tax
Supported Common Bond Fund)
6.25% 12/1/30	1,000,000	1,041,480
Series 1 6.75% 12/1/25 (AMT)	865,000	866,168
Series 5 5.70% 12/1/27	375,000	376,065
Minneapolis Development Revenue
(Limited Tax Supported
Common Bond Fund) Series 1
5.50% 12/1/24 (AMT)	1,000,000	1,004,330
Puerto Rico Commonwealth
Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/46	800,000	622,000
Puerto Rico Sales Tax Financing
Revenue First Subordinate
Series A 5.75% 8/1/37	1,200,000	1,155,828
St. Paul Port Authority (Brownsfields
Redevelopment Tax)
Series 2 5.00% 3/1/37	895,000	867,783
Virgin Islands Public Finance
Authority Revenue (Senior Lien
Matching Fund Loan Notes)
Series A 5.25% 10/1/23	500,000	501,060
		6,434,714
State General Obligation Bond – 0.70%
Minnesota State Various Purpose
Series D 4.00% 8/1/17	1,000,000	1,104,170
		1,104,170
Transportation Revenue Bonds – 5.09%
Minneapolis - St. Paul Metropolitan
Airports Commission
Revenue Series A
5.00% 1/1/22 (NATL-RE)	3,000,000	3,020,760
5.00% 1/1/28 (NATL-RE)	2,120,000	2,096,150
5.00% 1/1/35 (AMBAC)	2,000,000	1,853,160
5.25% 1/1/16 (NATL-RE)	1,000,000	1,054,340
		8,024,410
Water & Sewer Revenue Bond – 0.92%
St. Paul Sewer Revenue Series D
5.00% 12/1/21	1,325,000	1,455,420
		1,455,420

Total Municipal Bonds
(cost $154,635,827)		155,404,752

Short-Term Investments – 0.57%
¤Variable Rate Demand Notes – 0.57%
Minneapolis & St. Paul, Minnesota
Housing & Redevelopment
Authority Health Care Revenue
(Allina Health System)
Series B-2 0.22% 11/15/35
(LOC-JPMorgan Chase Bank)	400,000	400,000
Robbinsdale, Health Care Facilities
Revenue (North Memorial)
Series A-4 0.20% 5/1/33
(LOC-Wells Fargo Bank N.A.)	500,000	500,000
Total Short-Term Investments
(cost $900,000)		900,000

Total Value of Securities – 99.14%
(cost $155,535,827)		156,304,752
Receivables and Other Assets
Net of Liabilities – 0.86%		1,350,317
Net Assets Applicable to 11,504,975
Shares Outstanding; Equivalent to
$13.70 Per Share – 100.00%		$157,655,069

Components of Net Assets at March 31, 2011:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$157,931,075
Undistributed net investment income		827,677
Accumulated net realized loss on investments		(1,872,608)
Net unrealized appreciation of investments		768,925
Total net assets		$157,655,069

(continues)       15

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
¤
Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
FHA — Federal Housing Administration
GNMA — Government National Mortgage Association Collateral
HUD — Housing and Urban Development Section 8
IBC — Insured Bond Certificate
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
VA — Veterans Administration Collateral

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments National Municipal Income Fund
March 31, 2011

	Principal
	Amount	Value
Municipal Bonds – 94.07%
Corporate-Backed Revenue Bonds – 10.56%
Buckeye, Ohio Tobacco Settlement
Financing Authority Asset-Backed
Senior Turbo Series A-2
6.50% 6/1/47	$430,000	$315,435
Golden State, California Tobacco
Securitization Settlement Revenue
(Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	370,000	222,041
Harris County, Texas Industrial
Development Solid Waste Disposal
Revenue (Deer Park Refining
Project) 5.00% 2/1/23	150,000	149,606
Illinois Railsplitter Tobacco
Settlement Authority
6.25% 6/1/24	500,000	500,600
Iowa Finance Authority Pollution
Control Facilities Revenue
(Interstate Power & Light Project)
5.00% 7/1/14 (FGIC)	500,000	539,839
Louisiana Local Government
Environmental Facilities &
Community Development
Authority (Westlake Chemical)
Series A-1 6.50% 11/1/35	255,000	255,900
Maryland State Economic
Development Port Facilities
Revenue (CNX Marine Terminals)
5.75% 9/1/25	175,000	163,650
• New York City, New York Industrial
Development Agency Special
Facilities Revenue (American
Airlines - JFK International Airport)
7.625% 8/1/25 (AMT)	450,000	452,984
Ohio State Air Quality Development
Authority Revenue (First Energy
Generation) Series A 5.70% 8/1/20	260,000	267,558
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue (Allegheny Energy Supply)
7.00% 7/15/39	345,000	360,363
		3,227,976
Education Revenue Bonds – 14.08%
Bowling Green, Ohio Student Housing
Revenue (CFP I - State University
Project) 6.00% 6/1/45	270,000	240,789
California Statewide Communities
Development Authority School
Facility Revenue (Aspire Public
Schools) 6.125% 7/1/46	265,000	230,773
California Statewide Communities
Development Authority Student
Housing Revenue (Irvine, LLC - UCI
East Campus) 6.00% 5/15/23	470,000	477,849
Marietta, Georgia Development
Authority Revenue (Life University
Income Project) 7.00% 6/15/39	430,000	399,191
Maryland State Economic
Development Student Housing
Revenue (University of Maryland
College Park Projects)
5.75% 6/1/33	370,000	354,338
Massachusetts State Health &
Educational Facilities Authority
Revenue (Harvard University)
Series A 5.00% 12/15/29
General Obligation	600,000	636,233
(Nichols College) Series C
6.125% 10/1/29	250,000	252,610
Montgomery County, Pennsylvania
Higher Education & Health
Authority Revenue (Arcadia
University) 5.25% 4/1/30	550,000	517,858
New Jersey Economic Development
Authority Revenue (MSU Student
Housing Project) 5.875% 6/1/42	215,000	191,133
Oregon State Facilities Authority
Revenue (Concordia University
Project) Series A 6.125% 9/1/30	135,000	131,776
Pennsylvania State Higher Educational
Facilities Authority Student
Housing Revenue
(Edinboro University Foundation)
5.80% 7/1/30	300,000	286,911
(University Properties – East
Stroudsburg University)
5.25% 7/1/19	300,000	308,466
Troy, New York Capital Resource
Revenue (Rensselaer Polytechnic)
Series A 5.125% 9/1/40	300,000	274,719
		4,302,646
Healthcare Revenue Bonds – 15.72%
Brevard County, Florida Health
Facilities Authority Revenue
(Heath First Project) Series B
7.00% 4/1/39	90,000	96,006
Butler County, Pennsylvania Hospital
Authority Revenue (Butler Health
System Project) 7.125% 7/1/29	150,000	160,233
Hawaii Pacific Health Special Purpose
Revenue Series A 5.50% 7/1/40	300,000	262,683
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers)
7.00% 8/15/44	300,000	297,288
Lycoming County, Pennsylvania
Authority Health System Revenue
(Susquehanna Health System
Project) Series A 5.50% 7/1/28	500,000	465,690
Maricopa County, Arizona Industrial
Development Authority Health
Facilities Revenue (Catholic
Healthcare West) Series A
6.00% 7/1/39	225,000	224,064

(continues)       17

Statements of net assets

Delaware Investments National Municipal Income Fund

		Principal
		Amount	Value
	Municipal Bonds (continued)
	Healthcare Revenue Bonds (continued)
	Massachusetts State Health &
	Educational Facilities Authority
	Revenue (Caregroup) Series E-2
	5.375% 7/1/19	$360,000	$373,525
	New Hampshire Health & Education
	Facilities Authority Revenue
	(Dartmouth-Hitchcock Medical
	Center) 6.00% 8/1/38	300,000	311,925
	New Mexico State Hospital
	Equipment Loan Council Revenue
	(Presbyterian Healthcare)
	5.00% 8/1/39	500,000	449,115
	Ohio State Hospital Facilities Revenue
	Refunding (Cleveland Clinic
	Health) Series A 5.50% 1/1/39	300,000	298,704
	Orange County, Florida Health
	Facilities Authority Revenue
	(Orlando Regional Healthcare)
	Series A 6.25% 10/1/18 (NATL-RE)	1,135,000	1,248,885
	Philadelphia, Pennsylvania Hospitals &
	Higher Education Facilities Authority
	Hospital Revenue (Temple University
	Health System) Series A
	5.50% 7/1/30	300,000	258,732
	Scottsdale, Arizona Industrial
	Development Authority Hospital
	Revenue (Scottsdale Healthcare)
	Series A 5.00% 9/1/23	360,000	357,358
			4,804,208
	Housing Revenue Bonds – 6.39%
	California Municipal Finance
	Authority Mobile Home Park
	Revenue (Caritas Projects) Series A
	6.40% 8/15/45	230,000	207,683
	Florida Housing Finance Homeowner
	Mortgage Revenue Series 2
	5.90% 7/1/29 (NATL-RE) (AMT)	270,000	273,100
	Volusia County, Florida Multifamily
	Housing Finance Authority
	(San Marcos Apartments) Series A
	5.60% 1/1/44 (AGM) (AMT)	1,500,000	1,471,170
			1,951,953
	Lease Revenue Bonds – 2.41%
	Capital Area Cultural Education
	Facilities Finance Texas Revenue
	(Roman Catholic Diocese)
	Series B 6.125% 4/1/45	105,000	99,494
	New Jersey Economic Development
	Authority (School Facilities
	Construction) Series EE
	5.00% 9/1/17	300,000	320,424
	5.00% 9/1/18	300,000	317,166
			737,084
	Local General Obligation Bonds – 3.73%
	Fairfax County, Virginia Refunding &
	Public Improvement Series A
	5.00% 4/1/17	530,000	615,345
	New York City, New York
	Fiscal 2003 Subordinate Series I-1
	5.375% 4/1/36	250,000	253,405
	Fiscal 2009 Subordinate Series A-1
	5.25% 8/15/21	250,000	272,168
			1,140,918
	Special Tax Revenue Bonds – 20.08%
	Anne Arundel County, Maryland
	Special Obligation Revenue
	(National Business Park-North
	Project) 6.10% 7/1/40	200,000	183,004
	Brooklyn Arena Local Development,
	New York Pilot Revenue (Barclays
	Center Project) 6.50% 7/15/30	300,000	304,572
	California State Economic Recovery
	Revenue Series A 5.25% 7/1/21	260,000	283,488
	Jacksonville, Florida Transportation
	Revenue 5.25% 10/1/29 (NATL-RE)	1,000,000	1,001,510
Ω	Miami-Dade County, Florida Special
	Obligation Revenue (Capital
	Appreciation & Income) Series B
	5.00% 10/1/35 (NATL-RE)	2,000,000	1,831,139
	New York City, New York Series A
	5.00% 8/1/19	300,000	333,897
	New York City, New York Transitional
	Finance Authority Future Tax Secured
	Fiscal 2011 Series D 5.00% 2/1/26	150,000	158,400
	Series C 5.25% 11/1/25	300,000	325,989
	New York State Dormitory Authority
	(State Personal Income Tax Revenue -
	Education) Series A 5.00% 3/15/38	570,000	555,573
	Puerto Rico Sales Tax Financing
	Revenue First Subordinate
	Series A
	5.75% 8/1/37	245,000	235,982
	Ω(Capital Appreciation)
	6.75% 8/1/32	610,000	489,031
	Series C 6.00% 8/1/39	295,000	292,271
^	Wyandotte County, Kansas City,
	Kansas Unified Government
	Special Obligation Revenue (Capital
	Appreciation) Sales Tax Subordinate
	Lien Series B 6.07% 6/1/21	260,000	140,299
			6,135,155
	State General Obligation Bonds – 5.74%
	California State
	5.25% 11/1/40	320,000	295,866
	(Revenue Anticipation Notes)
	Series A-2 3.00% 6/28/11	300,000	301,725
	California State Various Purpose
	6.00% 4/1/38	105,000	107,441

	Principal
	Amount	Value
Municipal Bonds (continued)
State General Obligation Bonds (continued)
New York State Series A
5.00% 2/15/20	$300,000	$339,702
5.00% 2/15/39	300,000	301,437
Puerto Rico Commonwealth
(Public Improvement) Series A
5.50% 7/1/19 (NATL-RE)	395,000	408,319
		1,754,490
Transportation Revenue Bonds – 11.45%
Denver, Colorado Regional
Transportation District Revenue
(Denver Transit Partners)
6.00% 1/15/41	300,000	271,953
Florida Ports Financing
Commission Revenue
(State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)	1,000,000	964,350
Maryland State Economic
Development Revenue
(Transportation Facilities Project)
Series A 5.75% 6/1/35	255,000	236,852
Metropolitan Washington D.C.
Airports Authority Dulles Toll Road
Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	228,257
Pennsylvania Turnpike Commission
Revenue Subordinate
Series B 5.25% 6/1/39	300,000	282,756
Series D 5.125% 12/1/40	390,000	355,980
Port Authority of New York & New
Jersey Special Obligation Revenue
(JFK International Air Terminal)
6.00% 12/1/42	230,000	218,153
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	325,000	329,277
Texas Private Activity Bond Surface
Transportation Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	285,000	289,899
(NTE Mobility Partners)
7.50% 12/31/31	300,000	320,355
		3,497,832
Water & Sewer Revenue Bonds – 3.91%
Atlanta, Georgia Water & Wastewater
Revenue Series A 6.25% 11/1/39	300,000	311,988
Florida Water Pollution Control
Financing Revenue Series A
5.00% 1/15/25	15,000	15,783
New York State Environmental Facilities
State Revolving Funds Revenue
(Master Financing Program)
5.00% 8/15/16	300,000	346,134
San Francisco City & County,
California Public Utilities
Commission Subordinate
Series F 5.00% 11/1/27	500,000	520,655
Total Municipal Bonds
(cost $29,065,262)		1,194,560
		28,746,822

Short-Term Investments – 4.58%
¤ Variable Rate Demand Notes – 4.58%
Massachusetts State Health &
Educational Facilities Authority
Revenue (Children’s Hospital)
Series N-4 0.22% 10/1/49
(LOC-JPMorgan Chase Bank)	1,000,000	1,000,000
Missouri State Health & Educational
Facilities Authority Revenue
(St. Louis University)
Series B-1 0.21% 10/1/35
(LOC-Bank of America N.A.)	400,000	400,000
Total Short-Term Investments
(cost $1,400,000)		1,400,000

Total Value of Securities – 98.65%
(cost $30,465,262)		30,146,822
Receivables and Other Assets
Net of Liabilities – 1.35%		411,940
Net Assets Applicable to 2,422,200
Shares Outstanding; Equivalent to
$12.62 Per Share – 100.00%		$30,558,762

Components of Net Assets at March 31, 2011:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund		$33,208,317
Undistributed net investment income		344,090
Accumulated net realized loss on investments		(2,675,205)
Net unrealized depreciation of investments		(318,440)
Total net assets		$30,558,762

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
¤
Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

(continues)       19

Statements of net assets

Delaware Investments National Municipal Income Fund

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds

Year Ended March 31, 2011

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund II, Inc.	Fund
Investment Income:
Interest	$1,985,476	$3,282,578	$7,939,262	$1,685,807

Expenses:
Management fees	165,134	269,708	646,737	127,456
Accounting and administration expenses	16,311	26,641	63,881	12,589
Dividend disbursing and transfer agent fees and expenses	15,363	19,261	57,306	20,085
Audit and tax	13,045	14,405	19,223	12,523
Reports and statements to shareholders	9,435	14,255	32,202	9,739
Legal fees	6,889	8,892	22,665	4,986
Pricing fees	5,974	6,557	10,629	7,728
Stock exchange fees	2,756	4,330	10,748	2,166
Directors’/Trustees’ fees	2,257	3,690	8,830	1,743
Insurance fees	1,994	3,052	7,069	1,546
Dues and services	1,295	1,409	3,121	1,128
Registration fees	663	663	753	5,251
Consulting fees	652	993	2,236	517
Custodian fees	521	819	2,053	535
Directors’/Trustees’ expenses	170	266	630	134
Taxes (Pennsylvania franchise tax)	—	—	11,900	—
Total operating expenses	242,459	374,941	899,983	208,126
Net Investment Income	1,743,017	2,907,637	7,039,279	1,477,681

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	86,903	163,754	338,820	(25,702)
Net change in unrealized appreciation/depreciation of investments	(1,440,054)	(3,275,673)	(4,887,725)	(1,265,634)
Net Realized and Unrealized Loss on Investments	(1,353,151)	(3,111,919)	(4,548,905)	(1,291,336)

Net Increase (Decrease) in Net Assets Resulting from Operations	$389,866	$(204,282)	$2,490,374	$186,345

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware Investments		Delaware Investments
	Arizona Municipal		Colorado Municipal
	Income Fund, Inc.		Income Fund, Inc.

	Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,743,017	$1,718,485	$2,907,637	$2,935,660
Net realized gain on investments	86,903	397,279	163,754	1,000,097
Net change in unrealized appreciation/depreciation of investments	(1,440,054)	2,548,883	(3,275,673)	2,519,706
Net increase (decrease) in net assets resulting from operations	389,866	4,664,647	(204,282)	6,455,463

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,573,111)	(1,438,912)	(2,757,147)	(2,757,147)
Net realized gain on investments	(128,235)	(74,555)	—	—
	(1,701,346)	(1,513,467)	(2,757,147)	(2,757,147)

Net Increase (Decrease) in Net Assets	(1,311,480)	3,151,180	(2,961,429)	3,698,316

Net Assets:
Beginning of year	41,095,360	37,944,180	67,650,802	63,952,486
End of year	$39,783,880	$41,095,360	$64,689,373	$67,650,802

Undistributed net investment income	$461,800	$268,364	$323,399	$176,704

	Delaware Investments		Delaware Investments
	Minnesota Municipal		National Municipal
	Income Fund II, Inc.		Income Fund

	Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,039,279	$6,924,251	$1,477,681	$1,383,491
Net realized gain (loss) on investments	338,820	457,242	(25,702)	(344,009)
Net change in unrealized appreciation/depreciation of investments	(4,887,725)	9,715,309	(1,265,634)	2,879,326
Net increase in net assets resulting from operations	2,490,374	17,096,802	186,345	3,918,808

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,557,836)	(6,557,836)	(1,277,711)	(1,235,322)
	(6,557,836)	(6,557,836)	(1,277,711)	(1,235,322)

Net Increase (Decrease) in Net Assets	(4,067,462)	10,538,966	(1,091,366)	2,683,486

Net Assets:
Beginning of year	161,722,531	151,183,565	31,650,128	28,966,642
End of year	$157,655,069	$161,722,531	$30,558,762	$31,650,128

Undistributed net investment income	$827,677	$362,513	$344,090	$145,793

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$13.780	$12.720	$13.850	$14.730	$14.730

Income (loss) from investment operations:
Net investment income	0.584	0.576	0.707	0.906	0.932
Net realized and unrealized gain (loss) on investments	(0.453)	0.992	(1.093)	(0.783)	0.160
Dividends on preferred stock from:
Net investment income	—	—	(0.174)	(0.312)	(0.297)
Net realized gain on investments	—	—	—	(0.023)	(0.013)
Total dividends on preferred stock	—	—	(0.174)	(0.335)	(0.310)
Total from investment operations	0.131	1.568	(0.560)	(0.212)	0.782

Less dividends and distributions to common shareholders from:
Net investment income	(0.528)	(0.483)	(0.570)	(0.610)	(0.750)
Net realized gain on investments	(0.043)	(0.025)	—	(0.058)	(0.032)
Total dividends and distributions	(0.571)	(0.508)	(0.570)	(0.668)	(0.782)

Net asset value, end of period	$13.340	$13.780	$12.720	$13.850	$14.730

Market value, end of period	$12.910	$11.840	$9.900	$12.390	$14.790

Total investment return based on:1
Market value	14.02%	25.04%	(15.86% )	(11.86% )	(2.58% )
Net asset value	1.23%	13.27%	(3.29% )	(1.08% )	5.26%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$39,784	$41,095	$37,944	$41,294	$43,916
Ratio of expenses to average net assets applicable to common shares2	0.59%	0.58%	0.96%	1.07%	1.05%
Ratio of net investment income to average net assets
applicable to common shares2	4.22%	4.27%	5.37%	6.34%	6.34%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.22%	4.27%	4.05%	3.99%	4.23%
Portfolio turnover	8%	20%	4%	18%	17%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$—	$25,000	$25,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$—	$132,588	$137,832
Liquidation value per share of preferred shares4,5	$—	$—	$—	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $25,024,395.
5 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

(continues)       23

Financial highlights

Delaware Investments Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$13.990	$13.220	$14.260	$15.100	$15.260

Income (loss) from investment operations:
Net investment income	0.601	0.607	0.755	0.937	0.985
Net realized and unrealized gain (loss) on investments	(0.651)	0.733	(0.965)	(0.604)	0.069
Dividends on preferred stock from:
Net investment income	—	—	(0.173)	(0.264)	(0.274)
Net realized gain on investments	—	—	—	(0.050)	(0.019)
Total dividends on preferred stock	—	—	(0.173)	(0.314)	(0.293)
Total from investment operations	(0.050)	1.340	(0.383)	0.019	0.761

Less dividends and distributions to common shareholders from:
Net investment income	(0.570)	(0.570)	(0.657)	(0.720)	(0.850)
Net realized gain on investments	—	—	—	(0.139)	(0.071)
Total dividends and distributions	(0.570)	(0.570)	(0.657)	(0.859)	(0.921)

Net asset value, end of period	$13.370	$13.990	$13.220	$14.260	$15.100

Market value, end of period	$12.450	$13.390	$11.240	$15.060	$15.940

Total investment return based on:1
Market value	(3.00% )	24.49%	(21.63% )	(0.14% )	(9.86% )
Net asset value	(0.30% )	10.55%	(2.66% )	(0.19% )	4.35%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$64,689	$67,651	$63,952	$68,973	$73,056
Ratio of expenses to average net assets applicable to common shares2	0.56%	0.56%	0.91%	1.03%	1.01%
Ratio of net investment income to average net assets
applicable to common shares2	4.31%	4.41%	5.55%	6.37%	6.49%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.31%	4.41%	4.28%	4.23%	4.56%
Portfolio turnover	10%	20%	16%	16%	11%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$—	$40,000	$40,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$—	$136,216	$141,320
Liquidation value per share of preferred shares4,5	$—	$—	$—	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $40,042,778.
5 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$14.060	$13.140	$14.190	$14.880	$14.730

Income (loss) from investment operations:
Net investment income	0.612	0.602	0.776	0.962	0.963
Net realized and unrealized gain (loss) on investments	(0.402)	0.888	(1.013)	(0.674)	0.225
Dividends on preferred stock from:
Net investment income	—	—	(0.175)	(0.318)	(0.298)
Total dividends on preferred stock	—	—	(0.175)	(0.318)	(0.298)
Total from investment operations	0.210	1.490	(0.412)	(0.030)	0.890

Less dividends to common shareholders from:
Net investment income	(0.570)	(0.570)	(0.638)	(0.660)	(0.740)
Total dividends	(0.570)	(0.570)	(0.638)	(0.660)	(0.740)

Net asset value, end of period	$13.700	$14.060	$13.140	$14.190	$14.880

Market value, end of period	$12.600	$12.740	$11.250	$13.450	$14.640

Total investment return based on:1
Market value	3.32%	18.58%	(11.91% )	(3.58% )	(5.13% )
Net asset value	1.80%	12.04%	(2.48% )	0.08%	6.05%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$157,655	$161,723	$151,184	$163,305	$171,143
Ratio of expenses to average net assets applicable to common shares2,4	0.56%	0.56%	0.98%	1.18%	1.20%
Ratio of net investment income to average net assets
applicable to common shares2	4.35%	4.36%	5.74%	6.61%	6.52%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.35%	4.36%	4.45%	4.43%	4.50%
Portfolio turnover	9%	19%	15%	6%	3%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)5	$—	$—	$—	$95,000	$95,000
Net asset coverage per share of preferred shares, end of period5	$—	$—	$—	$135,950	$140,075
Liquidation value per share of preferred shares5,6	$—	$—	$—	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs for the years ended March 31, 2009, 2008, and 2007. See Notes 1 and 8 in “Notes to financial statements.“

5 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $95,083,577.
6 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

(continues)       25

Financial highlights

Delaware Investments National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$13.070	$11.960	$13.360	$14.560	$14.650

Income (loss) from investment operations:
Net investment income	0.610	0.571	0.704	0.919	0.960
Net realized and unrealized gain (loss) on investments	(0.532)	1.049	(1.367)	(1.081)	0.141
Dividends on preferred stock from:
Net investment income	—	—	(0.172)	(0.311)	(0.285)
Net realized gain on investments	—	—	—	(0.015)	(0.018)
Total dividends on preferred stock	—	—	(0.172)	(0.326)	(0.303)
Total from investment operations	0.078	1.620	(0.835)	(0.488)	0.798

Less dividends and distributions to common shareholders from:
Net investment income	(0.528)	(0.510)	(0.565)	(0.668)	(0.820)
Net realized gain on investments	—	—	—	(0.044)	(0.068)
Total dividends and distributions	(0.528)	(0.510)	(0.565)	(0.712)	(0.888)

Net asset value, end of period	$12.620	$13.070	$11.960	$13.360	$14.560

Market value, end of period	$12.200	$12.140	$10.850	$11.950	$14.530

Total investment return based on:1
Market value	4.78%	16.69%	(4.31% )	(13.11% )	(4.12% )
Net asset value	0.67%	13.97%	(5.65% )	(3.05% )	5.27%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$30,559	$31,650	$28,967	$32,365	$35,256
Ratio of expenses to average net assets applicable to common shares2	0.65%	0.63%	1.06%	1.16%	1.10%
Ratio of net investment income to average net assets
applicable to common shares2	4.64%	4.48%	5.63%	6.54%	6.58%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.64%	4.48%	4.25%	4.22%	4.51%
Portfolio turnover	50%	69%	36%	17%	9%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$—	$20,000	$20,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$—	$130,914	$138,141
Liquidation value per share of preferred shares4,5	$—	$—	$—	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

2 Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders, if applicable, divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $20,019,516.
5 Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2011

Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Municipal Fund), Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Arizona Municipal Fund, Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE Amex Equities, the successor to the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. Each Fund, except National Municipal Income Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, and collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2008 – March 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Funds’ participation in inverse floater programs where a Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Funds receive the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Funds, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis. There were no interest and related expenses for the year ended March 31, 2011.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2011.

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. There were no earnings credits for the year ended March 31, 2011.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the adjusted average daily net assets of each Fund.

(continues)       27

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended March 31, 2011, the Funds were charged as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$2,056	$3,358	$8,051	$1,587

At March 31, 2011, each Fund had liabilities payable to affiliates as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Investment management fee payable to DMC	$13,595	$22,101	$53,752	$10,438
Accounting administration and other expenses	168	274	665	129
payable to DSC
Other expenses payable to DMC and affiliates*	2,875	3,870	8,754	2,748

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2011, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$3,531	$5,101	$12,396	$2,306

Directors’/Trustees’ fees include expenses accrued by the Funds for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Trust. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2011, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Purchases	$3,238,033	$ 6,445,628	$15,127,609	$15,805,105
Sales	4,900,044	9,100,874	14,877,520	17,700,275

At March 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Cost of investments	$40,472,872	$65,767,981	$155,449,120	$30,480,736
Aggregate unrealized appreciation	$459,341	$1,195,380	$4,962,363	$460,259
Aggregate unrealized depreciation	(1,852,791)	(3,238,444)	(4,106,731)	(794,173)
Net unrealized appreciation (depreciation)	$(1,393,450)	$(2,043,064)	$855,632	$(333,914)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2011:

Arizona Municipal Fund
Level 2
Municipal Bonds	$37,279,422
Short-Term Investments	1,800,000
Total	$39,079,422

Colorado Municipal Fund
Level 2
Municipal Bonds	$61,424,917
Short-Term Investments	2,300,000
Total	$63,724,917

Minnesota Municipal Fund II
Level 2
Municipal Bonds	$155,404,752
Short-Term Investments	900,000
Total	$156,304,752

National Municipal Fund
Level 2
Municipal Bonds	$28,746,822
Short-Term Investments	1,400,000
Total	$30,146,822

There were no unobservable (Level 3) investments at the beginning or end of the year.

During the year ended March 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

(continues)       29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2011 and 2010 was as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Year Ended 3/31/11
Ordinary income	$29,445	$—	$395	$24,594
Tax-exempt income	1,544,246	2,757,147	6,557,441	1,253,117
Long-term capital gain	127,655	—	—	—
Total	$1,701,346	$2,757,147	$6,557,836	$1,277,711

Year Ended 3/31/10
Ordinary income	$—	$—	$—	$18,011
Tax-exempt income	1,438,912	2,757,147	6,557,836	1,217,311
Long-term capital gain	74,555	—	—	—
Total	$1,513,467	$2,757,147	$6,557,836	$1,235,322

5. Components of Net Assets on a Tax Basis

As of March 31, 2011, the components of net assets on a tax basis were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Shares of beneficial interest	$40,651,205	$66,918,121	$157,931,075	$33,208,317
Undistributed long-term capital gains	64,325	—	—	—
Undistributed tax-exempt income	461,800	323,399	827,677	344,090
Capital loss carryforwards	—	(509,083)	(1,959,315)	(2,494,617)
Post-October losses	—	—	—	(165,114)
Unrealized appreciation (depreciation) of investments	(1,393,450)	(2,043,064)	855,632	(333,914)
Net assets	$39,783,880	$64,689,373	$157,655,069	$30,558,762

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through March 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2011, the Funds recorded the following reclassifications.

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Undistributed net investment income	$ 23,530	$(3,795)	$(16,279)	$(1,673)
Accumulated net realized gain (loss)	(23,530)	3,795	16,279	1,673

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $163,835, $298,574, and $154,758 was utilized in 2011 for Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund, respectively. Capital loss carryforwards remaining at March 31, 2011 will expire as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
Year of Expiration	Fund	Fund II	Fund
2017	$509,083	$1,695,121	$1,634,822
2018	—	264,194	859,795
Total	$509,083	$1,959,315	$2,494,617

6. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2011. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, BNY Mellon Shareowner Services, in the open market.

For the year ended March 31, 2011, the Funds did not have any transactions in common shares.

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — Each Fund may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. At March 31, 2011, and during the year then ended, the Funds held no investments in inverse floaters.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2011, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified in the statements of net assets.

Arizona Municipal Fund	32%
Colorado Municipal Fund	39%
Minnesota Municipal Fund II	21%
National Municipal Fund	25%

The Funds invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

(continues)       31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

8. Credit and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of March 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds’ Liquidity Procedures.

9. Contractual Obligations

The Funds enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Investments in Municipal Securities Issued by the State of Florida

On September 13, 2007, shareholders of Delaware Investments National Municipal Income Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of March 31, 2011, municipal bonds issued by the state of Florida constitute approximately 23% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

11. Proposed Reorganization

On November 19, 2010, the Boards of Directors/Trustees of the National Municipal Fund (NYSE Amex: VFL) and the Arizona Municipal Fund (NYSE Amex: VAZ) announced their approval of the reorganization of the Arizona Municipal Fund into the National Municipal Fund. Under the terms of the proposed reorganization, the National Municipal Fund would acquire substantially all of the Arizona Municipal Fund’s assets in exchange for newly issued shares of beneficial interest of the National Municipal Fund. Those shares of the National Municipal Fund would then be distributed pro rata to Arizona Municipal Fund’s shareholders, and the Arizona Municipal Fund would subsequently be liquidated and dissolved. Common shares of Arizona Municipal Fund would be exchanged for common shares of National Municipal Fund based on the relative net asset values of each Fund’s common shares. These transactions, which are expected to be tax-free, are subject to the approval of the Agreement and Plan of Acquisition by each Fund’s shareholders (which includes the National Municipal Fund’s approval of the issuance of new common shares). The Funds’ joint special shareholders meeting to consider the reorganization is now scheduled to take place on May 23, 2011.

In addition, on February 18, 2011, the Board of Trustees of the National Municipal Fund announced its decision to conduct a tender offer after shareholder approval and completion of the reorganization of Arizona Municipal Fund into the National Municipal Fund. Under the terms of the proposed tender offer, the National Municipal Fund would offer to purchase for cash up to 18% of the then-outstanding shares of the National Municipal Fund’s common stock after the reorganization (Common Stock) at a per share price equal to 99% of the net asset value per share of the Common Stock at the expiration of the tender offer. It is currently anticipated that the tender offer would commence within three months after the closing date of the reorganization of Arizona Municipal Fund into the National Municipal Fund. Please refer to the Funds’ press release for more information.

12. Subsequent Events

Management has determined no material events or transactions, other than the proposed reorganization, occurred subsequent to March 31, 2011 that would require recognition or disclosure in the Funds’ financial statements.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2011, each Fund designates distributions paid during the year as follows:

	(A)	(B)	(C)
	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gain	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Arizona Municipal Fund	1.73%	90.77%	7.50%	100.00%
Colorado Municipal Fund	—	100.00%	—	100.00%
Minnesota Municipal Fund II	0.01%	99.99%	—	100.00%
National Municipal Fund	1.92%	98.08%	—	100.00%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees and the Shareholders of
Delaware Investments Arizona Municipal Income Fund, Inc.,
Delaware Investments Colorado Municipal Income Fund, Inc.,
Delaware Investments Minnesota Municipal Income Fund II, Inc. and
Delaware Investments National Municipal Income Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (the “Funds”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended March 31, 2010 and the financial highlights for each of the four years in the period ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 19, 2011

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond
Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA
Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

(continues)     35

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Proxy Results

At the Annual Meeting on August 18, 2010, the Funds’ Shareholders elected nine directors/trustees. The results of the voting at the meeting were as follows:

Delaware Investments Arizona Municipal Income Fund, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,597,308	190,248
Thomas L. Bennett	2,595,545	192,011
John A. Fry	2,597,958	189,598
Anthony D. Knerr	2,597,958	189,598
Lucinda S. Landreth	2,597,958	189,598
Ann R. Leven	2,595,545	192,011
Thomas F. Madison	2,581,651	205,905
Janet L. Yeomans	2,595,545	192,011
J. Richard Zecher	2,597,958	189,598

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	9,650,211	412,844
Thomas L. Bennett	9,678,134	384,922
John A. Fry	9,675,108	387,948
Anthony D. Knerr	9,617,422	445,634
Lucinda S. Landreth	9,677,194	385,862
Ann R. Leven	9,632,902	430,153
Thomas F. Madison	9,661,317	401,739
Janet L. Yeomans	9,678,593	384,463
J. Richard Zecher	9,674,928	388,127

Delaware Investments Colorado Municipal Income Fund, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	4,464,098	123,478
Thomas L. Bennett	4,464,098	123,478
John A. Fry	4,464,098	123,478
Anthony D. Knerr	4,545,748	132,828
Lucinda S. Landreth	4,464,398	123,178
Ann R. Leven	4,463,748	123,828
Thomas F. Madison	4,437,639	149,937
Janet L. Yeomans	4,465,398	122,178
J. Richard Zecher	4,452,837	134,739

Delaware Investments National Municipal Income Fund

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,189,272	120,357
Thomas L. Bennett	2,142,928	166,701
John A. Fry	2,192,042	117,588
Anthony D. Knerr	2,192,042	117,588
Lucinda S. Landreth	2,189,672	119,957
Ann R. Leven	2,192,442	117,188
Thomas F. Madison	2,140,159	169,471
Janet L. Yeomans	2,192,442	117,188
J. Richard Zecher	2,192,042	117,588

Dividend Reinvestment Plan

Each Fund offers an automatic dividend reinvestment program (“Plan”). Under the current policies of Arizona Municipal Income Fund, Minnesota Municipal Income Fund II, and National Municipal Income Fund all distributions of net investment income and capital gains to common shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify BNY Mellon Investor Services, Inc. (“BNY Mellon”) of their desire to participate in the dividend reinvestment program. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

BNY Mellon will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of each Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which BNY Mellon may agree. The Funds will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of a Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to BNY Mellon so that BNY Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by BNY Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of BNY Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, BNY Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless BNY Mellon is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

BNY Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to BNY Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and shares are registered in your name, contact BNY Mellon at 800 851-9677.

(continues)     37

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the Funds) effective May 27, 2010. At a meeting held on February 18, 2010, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (PwC) to serve as the independent registered public accounting firm for the Funds for the fiscal year ending March 31, 2011. During the fiscal years ended March 31, 2009 and March 31, 2010, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. None of the Funds nor anyone on their behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	77
Director
Kaydon Corp.

Board of Governors
Member
Investment Company
Institute (ICI)

Finance Committee
Member –
St. John Vianney
Roman Catholic Church

Board of Trustees –
Agnes Irwin School

Member of Investment
Committee –
Cradle of Liberty
Council, BSA
(2007 – 2010)

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present) Investment Manager Morgan Stanley & Co. (January 1984–March 2004)	77	Director Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee –Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member– Pennsylvania Horticultural Society

(continues)     39

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–Present) Executive Vice President University of Pennsylvania (April 1995–June2002)	77	Board of Governors Member– NASDAQ OMIX PHLX LLC Director – Community Health Systems Director – ECORE (2009 – 2010) Director – Allied Banton Securities Holdings (From 2005 to 2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	77	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer Assurant, Inc. (Insurance) (2002–2004)	77	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant ARL Associates (Financial Planning) (1983–Present)	77	Director and Audit Committee Chair – Systemax Inc. (2001– 2009) Director and Audit Committee Chairperson – Andy Warhol Foundation (1999 – 2007)
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 19973	President and Chief Executive Officer MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993–Present)	77
Director and Chair of
Compensation
Committee,
Governance Committee
Member–
CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee–
Digital River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member–
Rimage Corporation

Director and Chair of
Compensation
Committee–
Spanlink
Communications

Lead Director and
Member of
Compensation
and Governance
Committees–
Valmont Industries, Inc.

Director -
Banner Health
(From 1996 to 2007)

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	77	Director – Okabena Company
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder Sutton Asset Management (Hedge Fund) (September 1996–Present)	77	Director and Audit Committee Member – Investor Analytics Director - Oxigene, Inc. (From 2003 to 2008)
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	77	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	77	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	77	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	77	None4

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time to time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company,
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7094

Registrar and stock transfer
agent
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact BNY Mellon Shareowner Services at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

For securities dealers and financial institutions representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of
March 31, 2011

Arizona Municipal Income Fund	50
Colorado Municipal
Income Fund	106
Minnesota Municipal Income
Fund II	515
National Municipal Income Fund	90

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,600 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,338 for the fiscal year ended March 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed for both the reporting up on Delaware balances for consolidation into the parent company, Macquarie. Also, included are the fees for each of the statutory audits performed on the advisor and its affiliates/subsidiaries.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2010.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,850 for the fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,250 for the fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2011.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $25,000 and $201,964 for the registrant’s fiscal years ended March 31, 2011 and March 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are John A. Fry, Thomas F. Madison and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2011, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2010.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-Based	Performance-
	Accounts	Managed	Fees	Based Fees
Joseph R. Baxter
Registered Investment	19	$4.4 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	41	$1.9 billion	0	$0
Stephen J. Czepiel
Registered Investment	19	$4.4 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	35	$2.3 billion	0	$0
Denise A. Franchetti
Registered Investment	4	$292.7 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Under $1 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

     The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of May 13, 2011, the portfolio managers of the Fund did not own any Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:
Delaware Investments® National Municipal Income Fund

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 1, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 1, 2011

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 1, 2011